UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

First Bancorp of Indiana, Inc.
(Exact name of registrant as specified in its charter)

Indiana	0-29814	35-2061832
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5001 Davis Lant Drive, Evansville, Indiana 47715
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code): (812) 423-3196

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year.

On May 7, 2008, First Bancorp of Indiana, Inc. (the “Company”) filed amendments to its Articles of Incorporation that (i) effectuated a 1-for-300 reverse stock split of its outstanding shares of common stock, such that shareholders of record owning fewer than 300 shares of common stock had such shares converted into the right to receive $14.00 for each share of common stock held prior to the reverse stock split, and (ii) immediately thereafter, effectuated a 300-for-1 forward stock split.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	3.1	Articles of Amendment to effectuate reverse stock split

	3.2	Articles of Amendment to effectuate forward stock split

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp of Indiana, Inc.

Date: May 8, 2008	By:	/s/ Michael H. Head
Michael H. Head
President and Chief Executive Officer